                                                                   EXHIBIT 10.20

                             MASTER LEASE AGREEMENT

         MASTER LEASE AGREEMENT ("Master Lease") dated as of December 14, 1997 between The CIT Group/Equipment Financing, Inc. ("Lessor"), having a place of business at

      900 Ashwood Parkway, 6th Floor                       Atlanta                 GA                    30338
- -------------------------------------------------------------------------------------------------------------------
                  Address                                   City                  State                Zip Code

Mansur Industries Inc.("Lessee"), having a place of business at

      8305 NW 27th Street, Suite 107                        Miami                  FL                    33122
- -------------------------------------------------------------------------------------------------------------------
                  Address                                   City                  State                Zip Code


         This Master Lease Agreement provides a set of terms and conditions that the parties hereto intend to be applicable to various transactions for the lease of personal property. Each lease contract shall be evidenced by an equipment schedule ("Schedule") executed by Lessor and Lessee that explicitly incorporates the provisions of this Master Lease Agreement and that sets forth specific terms of that particular lease contract. Where the provisions of a Schedule conflict with the terms hereof, the provisions of the Schedule shall prevail. Each Schedule shall constitute a complete and separate lease agreement, independent of all other Schedules, and without any requirement of being accompanied by an originally executed copy of this Master Lease Agreement. The term "Lease" when used herein shall refer to an individual Schedule.

         One originally executed copy of the Schedule shall be determined "Originally Executed Copy No. 1 of ____ originally executed copies" and such copy shall be retained by Lessor. If more than one copy of the Schedule is executed by Lessor and Lessee, all such other copies shall be numbered consecutively with numbers greater than 1. Only transfer of possession by Lessor of the originally executed copy denominated "Originally Executed Copy No. 1" shall be effective for purposes of perfecting an interest in such Schedule by possession.

         1.       Equipment Leased and Term.

                  This Lease shall cover such personal property as is described in any Schedule executed by or pursuant to the authority of Lessee, accepted by Lessor in writing and identified as a part of this Lease (which personal property with all replacement parts, additions, repairs, accessions and accessories incorporated therein and/or affixed thereto is hereinafter called the "Equipment"). Lessor hereby leases to Lessee and Lessee hereby hires and takes from Lessor, upon and subject to the covenants and conditions hereinafter contained, the Equipment described in any Schedule. Notwithstanding the commencement date of the term of this Lease with respect to any item of Equipment, Lessee agrees that all risk of loss of the Equipment shall be on Lessee from and after shipment of the Equipment to Lessee by the seller thereof, F.O.B. seller's point of shipment shall be for the period as set forth in the Schedule. Lessee hereby gives Lessor authority to insert the actual commencement date and date of first monthly rental for any item of Equipment in any Schedule as well as such terms as serial numbers if such are not already inserted when such Schedule is executed by Lessee. "Seller" as used in this Lease means the supplier from which Lessor acquires any item of Equipment.

         2.       Rent.

                  The aggregate rent payable with respect to each item of Equipment shall be in the amount shown with respect to such item on the Schedule, Lessee shall pay to Lessor the aggregate rental for each item of Equipment for the full period and term for which the Equipment is leased, such rental to be payable at such times and in such amounts for each item of Equipment as shown in the applicable Schedule.

                  All rent shall be paid at Lessor's place of business shown above, or such other place as Lessor may designate by written notice to the Lessee. All rents shall be paid without notice or demand and without abatement, deduction or set off of any amount whatsoever. The operation and use of the Equipment shall be at the risk of Lessee and not of Lessor and the obligation of Lessee to pay rent hereunder shall be unconditional.

         3.       Destruction of Equipment.

                  If any Equipment is lost, totally destroyed, damaged beyond repair or taken by governmental action, the liability of the Lessee to pay rent therefor may be discharged by paying to Lessor all the rent due thereon, plus all the rent to become due thereon less the net amount of the recovery, if any, actually received by Lessor from insurance or otherwise for such loss or damage.

                  In the event of partial destruction of any Equipment, the rent due and to become due thereon shall not abate and Lessee shall, at its own expense, cause such Equipment to be restored to usable condition, but Lessor shall, upon receiving satisfactory evidence of such restoration, promptly pay Lessee the proceeds of any insurance or compensation received by reason of such damage. If the estimated cost of restoring such Equipment exceeds 50% of the unmatured rent therefor, such Equipment shall, on notice by Lessee, be deemed, for all purposes hereof, to be totally destroyed and the liability of the Lessee to pay rent therefor shall be discharged if Lessee pays the rent described in the preceding paragraph of this Section.

                  Lessor shall not be obligated to undertake by litigation or otherwise the collection of any claim against any person for loss or damage to the Equipment.

                  Except as expressly provided above, the total or partial destruction of any Equipment or the total or partial loss of use or possession thereof to Lessee shall not release or relieve Lessee from the duty to pay the rent herein provided.

         4.       No Warranty by Lessor; Maintenance and Compliance with Laws.

                  Lessor, not being the manufacturer of the Equipment, nor manufacturer's agent, MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, MERCHANTABILITY OR PERFORMANCE OF THE EQUIPMENT OR OF THE MATERIAL OR WORKMANSHIP THEREOF, IT BEING AGREED THAT THE EQUIPMENT IS LEASED "AS IS" AND THAT ALL SUCH RISKS, AS BETWEEN LESSOR AND LESSEE, ARE TO BE BORNE BY LESSEE AT ITS SOLE RISK AND EXPENSE, Lessee accordingly agrees not to assert any claim whatsoever against Lessor based thereon. Lessee further agrees, regardless of cause, not to assert any claim whatsoever against Lessor for loss of anticipatory profits or consequential damages. Lessor shall have no obligation to install, erect, test, adjust or service the Equipment. Lessee shall look to the manufacturer and/or Seller for any claims related to the Equipment. Lessor hereby acknowledged that any manufacturer's and/or Seller's warranties are for the benefit of both Lessor and Lessee.

                  No oral agreement, guaranty, promise, condition, representation or warranty shall be binding; all prior conversations, agreements or representations related hereto and/or to the Equipment are integrated herein.

                  Lessee agrees, at its own cost and expense:

                  (a) to pay all shipping charges and other expenses incurred in connection with the shipment of the Equipment by the Seller to Lessee;

                  (b) to pay all charges and expenses in connection with the operation of each item of Equipment;

                  (c) to comply with all governmental laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Equipment; and

                  (d) to make all repairs and replacements required to be made to maintain the Equipment in good condition, reasonable wear and tear excepted.

         5.       Insurance.

                  Lessee shall maintain at all times on the Equipment, at its expense, all risk physical damage insurance and comprehensive general and/or automobile (as appropriate) liability insurance (covering bodily injury and property damage exposures including, but not limited to, contractual liability and products liability) in such amounts, against such risks, in such form and with such insurers as shall be satisfactory to Lessor; provided, that the amount of all risk physical damage insurance shall not on any date be less than the greater of the full replacement value or a sum equal to all the rent due thereon, plus all rent to become due. Each physical damage insurance policy will name Lessor as loss payee. Each liability insurance policy will name Lessor as additional insured. Each insurance policy will also require that the insurer give Lessor at least thirty (30) days prior written notice of any alteration in or cancellation of the terms of such policy and require that Lessor's interests be continued insured regardless of any breach or violation by Lessee or others of any warranties, declarations or conditions contained in such insurance policy. In no event shall Lessor be responsible for premiums, warranties or representations to any insurer or any agent thereof. Lessee shall furnish to Lessor a certificate or other evidence satisfactory to Lessor that such insurance coverage is in effect, but Lessor shall be under no duty to ascertain the existence or adequacy of such insurance. The insurance maintained by Lessee shall be primary without any right of contribution from insurance which may be maintained by Lessor. Lessee shall be liable for all deductible portions of all required insurance. Lessor may, at its own expense, for its own benefit, purchase insurance in excess of that required under this Lease Agreement. Physical damage insurance proceeds shall be applied as set forth in Section 6.

         6.       Loss and Damage.

                  Lessee agrees to assume and bear the entire risk of any partial or complete loss with respect to the Equipment from any and every cause whatsoever including theft, loss, damage, destruction or governmental taking, whether or not such loss is covered by insurance or caused by any default or neglect of Lessee. Lessee agrees to give Lessor prompt notice of any damage to or loss of any Equipment. All physical damage insurance proceeds shall be payable directly to Lessor. Following payment of such loss, and if no Event of Default as defined in Section 11 has occurred and remains continuing, Lessor will then:

                  (a) transfer to Lessee Lessor's rights to such Equipment "as-is, where-is and with all defects," without recourse and without representation or warranty, express or implied, other than a warranty that the Equipment is free and clear of any liens created by Lessor; and

                  (b) remit rent to Lessee and physical damage insurance proceeds arising out of such loss in excess of the sum due the Lessor.

                  Lessee shall determine in the exercise of its reasonable judgment whether the Equipment is damaged beyond repair, subject to Lessor's approval. In the event of damage or loss which does not result in damage beyond repair or a total loss of the Equipment or any item thereof, Lessee shall cause the affected Equipment to be restored to the condition required by the terms of this Lease. Upon completion of such repair and after applying Lessor with satisfactory evidence thereof (and provided no Event of Default has occurred and remains continuing), Lessee shall be entitled to receive any insurance proceeds or other recovery to which Lessor would otherwise be entitled in connection with such loss up to the amount expended by Lessee in making the repair.

                  Lessor shall not be obligated to undertake by litigation or otherwise the collection of any claim against any person for loss of, damage to, or governmental taking of the Equipment, but Lessor will cooperate with Lessee at Lessee's expense to pursue such claims.

                  Except as expressly provided above, the total or partial destruction of any Equipment or Lessee's total or partial loss of use or possession thereof shall not release or relieve Lessee from its obligations under this Master Lease or any Schedule including the duty to pay the rent(s) herein provided.

         7.       Taxes.

                  Lessee agrees that, during the term of this Lease, in addition to the rent and all other amounts provided herein to be paid, it will promptly pay all taxes, assessments and other governmental charges (including penalties and interest, if any, and fees for filing or registration, if required) levied or assessed:

                  (a) upon the interest of Lessee in the Equipment or upon the use or operation thereof or on the earnings arising therefrom; and

                  (b) against Lessor on account of its acquisition or ownership of the Equipment or any part thereof, or the use or operation thereof or the leasing hereof to Lessee, or the rent herein provided for, or the earnings arising therefrom, exclusive, however, of any taxes based on net income of Lessor.

                  Lessee agrees to file, in behalf of Lessor, all required tax returns and reports concerning the Equipment with all appropriate governmental agencies, and within not more than 45 days after the due date of such filing to send Lessor confirmation, in form satisfactory to Lessor, of such filing.

         8.       Lessor's Title, Right of Inspection and Identification of
                  Equipment.

                  Title to the Equipment shall at all times remain in Lessor and Lessee will at all times protect and defend, at its own cost and expense, the title of Lessor from and against all claims, liens and legal processes of creditors of Lessee and keep all the Equipment free and clear from all such claim, liens and processes. The Equipment is and shall remain personal property. Upon the expiration of termination of this Lease with respect to any item of
Equipment:

                  (a) Lessee at Lessee's sole expense shall return such Equipment unencumbered to Lessor at the place where the rent is payable or to such other place as Lessor and Lessee agree upon, and in the same condition as when received by Lessee, reasonable wear and tear resulting from use thereof alone excepted; or

                  (b) in lieu of returning such Equipment to Lessor, Lessee agrees that Lessee will, upon request of Lessor, store such Equipment on Lessee's premises, at an inside location protected from the weather and elements, without charge to Lessor for a period of 15 days following the date of expiration or termination of this Lease. During such storage period Lessee shall not use the Equipment for any purpose. Upon expiration of such storage period Lessee will return such Equipment to Lessor in accordance with the provisions of (a) above.

                  Lessor shall have the right from time to time during reasonable business hours to enter upon Lessee's premises or elsewhere for the purpose of confirming the existence, condition and proper maintenance of the Equipment and during any period of storage Lessor shall also have the right to demonstrate and show the Equipment to others. The foregoing rights of entry are subject to any applicable governmental laws, regulations and rules concerning industrial security. Lessee shall, upon the request of Lessor, and at its own expense firmly affix to the Equipment, in a conspicuous place, such a decalcomania or metal plate as shall be supplied by Lessor showing the Lessor as the owner and lessor of such Equipment.

         9.       Possession, Use and Changes in Location of Equipment.

                  So long as Lessee shall not be in default under the Lease it shall be entitled to the possession and use of the Equipment in accordance with the terms of this Lease. The Equipment shall be used in the conduct of the lawful business of Lessee, and no item of Equipment shall be removed from its location shown on the Schedule, without the prior written consent of Lessor. Lessee shall not, without Lessor's prior written consent, part with possession or control of the Equipment or attempt or purport to sell, pledge, mortgage or otherwise encumber any of the Equipment or otherwise dispose of or encumber any interest under this Lease.

         10.      Performance of Obligations of Lessee by Lessor.

                  In the event that the Lessee shall fail duly and promptly to perform any of its obligations under the provisions of Sections 4, 5, 6, 7, and 8 of this Lease, Lessor may, at its option, perform the same for the account of



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

Lessee without thereby waiving such default, and any amount paid or expense (including reasonable attorneys' fees), penalty or other liability incurred by Lessor in such performance, together with interest at the rate of 1 1/2% per month thereon (but in no event greater than the highest rate permitted by relevant law) until paid by Lessee to Lessor, shall be payable by Lessee upon demand as additional rent for the Equipment. Lessee shall be responsible for any pay to Lessor's a returned check fee, not to exceed the maximum permitted by law, which fee will be equal to the sum of (i) the actual bank charges incurred by Lessor plus (ii) all other actual costs and expenses incurred by Lessor. The returned check fee is payable upon demand as additional rent under this Lease.

         11.      Default.

                  An Event of Default shall occur if:

                  (a) Lessee fails to pay when due any installment of rent and such failure continues for a period of 10 days;

                  (b) Lessee shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder and such failure continues uncured for 15 days after written notice thereof to Lessee by Lessor;

                  (c) Lessee ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation;

                  (d) within 60 days after the commencement of any proceedings against Lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within 60 days after the appointment without Lessee's consent or acquiescence of any trustee, receiver or liquidation of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated; or

                  (e) Lessee attempts to remove, sell, transfer, encumber, part with possession or sublet the Equipment or any item thereof.

                  Upon the occurrence of an Event of Default, Lessor shall have all the rights and remedies provided by applicable law and by this Lease. Notwithstanding that this Agreement is a lease and title to the Equipment is at all times in Lessor, Lessor may nevertheless at its option choose those rights and remedies of a secured party under the Uniform Commercial Code. In addition, Lessor, at its option may:

                  (a) declare all sums due and to become due hereunder immediately due and payable, but in no event shall the Lessee, upon demand by Lessor for payment of the unpaid rent, upon acceleration of the maturity thereof or otherwise, be obligated to pay any amount in excess of that permitted by law;

                  (b) proceed by appropriate court action or actions or other proceedings either at law or equity to enforce performance by the Lessee of any and all covenants of this Lease and to recover damages for the breach thereof;

                  (c) demand that Lessee deliver the Equipment forthwith to Lessor at Lessee's expense at such place as Lessor may designate; and

                  (d) Lessor and/or its agents may without notice or liability or legal process, enter into any premises of or under control or jurisdiction of Lessee or any agent of Lessee where the Equipment may be or by Lessor is believed to be, and repossess all or any item thereof, disconnecting and separating all thereof from any other property and using all force necessary or permitted by applicable law so to do, Lessee hereby expressly waiving all further rights to possession of the Equipment and all claims for injuries suffered through or loss caused by such repossession; Lessor may sell or lease the Equipment at a time and location of its choosing provided that the Lessor acts in good faith and in a commercially reasonable manner, but the Lessor shall nevertheless, be entitled to recover immediately as liquidated damages for loss of the bargain and not as a penalty any unpaid rent that accrued on or before the occurrence of the event of default plus an amount equal to the difference between the aggregate rent reserved hereunder for the unexpired term of this Lease and the then aggregate rental value of all Equipment for such unexpired term, provided, however, that if any statute governing the proceeding in which such damages are to be proved specifies the amount of such claim, Lessor shall be entitled to prove as and for damages for the breach an amount equal to that allowed under such statute. The provisions of this paragraph shall be without prejudice to any rights given to the Lessor by such statute to prove for any amounts allowed thereby. Should any proceedings be instituted by or against Lessor for monies due to Lessor hereunder and/or for possession of any or all of the Equipment or for any other relief, Lessee shall pay a reasonable sum as attorneys' fees.

                  No remedy of Lessor hereunder shall be exclusive of any remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy.

         12.      Indemnity.

                  Lessee agrees that Lessor shall not be liable to Lessee for, and Lessee shall indemnify and save Lessor harmless from and against any and all liability, loss, damage, expense, causes of action, suits, claims or judgments arising from or caused directly or indirectly by:

                  (a) Lessee's failure to promptly perform any of its obligations under the provisions of Sections 4, 5, 6, 7 and 8 of this Lease; or



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

                  (b) injury to persons or damage to property resulting from or based upon actual or alleged use, operation, delivery or transportation of any or all of the Equipment or its location or condition; or

                  (c) Inadequacy of the Equipment, or any part thereof, for any purpose or any deficiency or defect therein or the use or maintenance thereof or any repairs, servicing or adjustments thereto or any delay in providing or failure to provide any thereof or any interruption or loss of service or use thereof or any loss of business; and shall, at its own cost and expense, defend any and all suits which may be brought against Lessor, either alone or in conjunction with others upon any such liability or claim or claims and shall satisfy, pay and discharge any and all judgments and fines that may be recovered against Lessor in any such action or actions, provided however, that Lessor shall give Lessee written notice of any such claim or demand. Lessee agrees that its obligations under this Section 12 shall survive the expiration or termination of this Lease.

         13.      Assignment, Notices and Waivers.

                  This Lease and all rights of Lessor hereunder shall be assignable by Lessor without Lessee's consent, but Lessee shall not be obligated to any assignee of Lessor except after written notice of such assignment from Lessor. Following such assignment, solely for the purpose of determining assignee's rights hereunder, the term "Lessor" shall be deemed to include or refer to Lessor's assignee. Without the prior written consent of Lessor, Lessee shall not assign this Lease or its interests hereunder or enter into any sub-lease with respect to the Equipment covered hereby, it being agreed Lessor will not unreasonably withhold its consent to a sub-lease of the Equipment. All notices to Lessor shall be delivered in person to an officer of the Lessor, or shall be sent certified mail return receipt requested to Lessor at its address shown herein or at any later address last known to the sender. All notices to Lessee shall be in writing and shall be delivered by mail at its address shown herein or at any later address last known to the sender. A waiver of a default shall not be a waiver of any other or a subsequent default.

         14.      Further Assurances.

                  Lessee shall execute and deliver to Lessor, upon Lessor's request such instruments and assurances as Lessor deems necessary or advisable for the confirmation or perfection of this Lease and Lessor's rights hereunder. Lessee may not terminate any Schedule without the written consent of Lessor. If Lessor in good faith believes itself insecure or performance impaired, it may declare a default hereunder or, instead of declaring a default, Lessor may demand, and Lessee agrees to give, additional Equipment or other collateral as security for the obligations hereunder.

         15.      Lease Irrevocability.

                  This Lease is irrevocable for the full terms thereof as set forth in any Schedule and for the aggregate rentals therein reserved and the rent shall not abate by reason of termination of Lessee's right of possession and/or the taking of possession by the Lessor or for any other reason. Any


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

payment not made when due shall, at the option of Lessor, bear late charges thereon calculated at the rate of 1 1/2% per month, but in no event greater than the highest rate permitted by relevant law.

         16.      Purchase Option.

                  If any Schedule has a purchase option price set forth therein with respect to the items of Equipment listed on such Schedule, then at the expiration of the original lease term in such Schedule with respect to such items of Equipment, if Lessee has paid in full all rentals owing under such Schedule, and be not then in default under this Lease (including all obligations under any Schedule), Lessee shall have the option to purchase all, but not less than all, the items of Equipment in the applicable Schedule upon giving written notice not less than 30 days prior to expiration of the original term thereof. The purchase price shall be as set forth in the applicable Schedule and shall be payable upon expiration of the original Lease term. If any Schedule does not contain a purchase option price, then Lessee shall not have an option to purchase any Equipment on such Schedule.

                  Any purchase option price state as "fair market value" ("FMV") for any item of Equipment on a Schedule shall be determined on the basis of, and shall be equal in amount to, the value which would obtain in an arm's length transaction between an informed and willing buyer-user (other than a Lessee currently in possession and a used Equipment dealer) and an informed and willing seller under no compulsion to sell and, in such determination, costs of removal of the items of Equipment from their location of current use shall not be a deduction from such value.

         17.      Renewal.

                  Any renewal privilege shown on any Schedule with respect to any item of Equipment shall be exercised by Lessee giving Lessor a notice in writing and paying Lessor the amount of the renewal rental plus applicable taxes, at least 45 days prior to the commencement of the renewal term of the Lease with respect to such item of Equipment. Upon such notification and payment, this Lease shall be renewed for the stated renewal period at the stated renewal rental with the other provisions and conditions of the lease continuing unchanged.

         18.      Miscellaneous.

                  If any provision of this Lease is contrary to, prohibited by or deemed invalid under applicable laws or regulations of any jurisdiction, such provision shall be inapplicable and deemed omitted but shall not invalidate the remaining provisions hereof.

                  In the event this Lease or any part hereof is deemed to be a lease intended as security, Lessee grants Lessor a security interest in each item of Equipment as security for all of Lessee's indebtedness and obligations owing under this Lease and under each Schedule as well as all other present and future indebtedness and obligations of Lessee to Lessor of every kind and nature whatsoever.

                  This Lease contains the entire agreement between the parties with respect to the Equipment and may not be altered, modified, terminated or discharged except by a writing signed by the party against whom such alternation, modification, termination or discharge is sought. Lessee's initials
___________________



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


         19.      Special Provisions.

                  If Lessee is a corporation, this Lease is executed by authority of its Board of Directors. If Lessee is a partnership or joint venture, this Lease is executed by authority of all its partners or co-venturers.

Dated: December 14, 1997


Lessee:


Mansur Industries, Inc.
- ---------------------------------
Name of individual corporation


By: /s/                               Title: CHIEF FINANCIAL OFFICER
    -----------------------------            ----------------------------------
     If corporation have signed by President, Vice President or Treasurer, and give official title. If owner or partner, state which


Lessor:

THE CIT GROUP/EQUIPMENT FINANCING, INC.


By: /s/                                 Title: AGENT
    -----------------------------            ----------------------------------



If Lessee is a partnership, enter:

           PARTNERS' NAMES                                HOME ADDRESSES
    -----------------------------            ----------------------------------



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




Equipment Schedule No. 1, dated December 14, 1997, to Master Lease Agreement, dated December 14, 1997, between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lessor") and MANSUR INDUSTRIES INC. ("Lessee").

This Equipment Schedule incorporates the terms and conditions of the above-referenced Master Lease Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by Lessor of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The Equipment listed on this Schedule will be located at

      8305 NW 27th Street, Suite 107              Miami               Dade                FL                33122
- ------------------------------------------- ------------------- ------------------ ------------------ ------------------
                 Address                           City              County              State            Zip Code


LEASE TERM: The term of this Lease for the items described in this Schedule shall be 60 months.

RENTALS: For said term or any portion thereof, Lessee shall pay to Lessor the stated aggregate rentals, of which $9,447.86 is herewith paid in advance and the balance of the rentals is payable in 59 equal, successive, monthly payments as stated, of which the first is due on the first monthly rental date set forth below, and the others on a like date of each month thereafter, until fully paid.

- ---------- ------------------------------------------------------------------------ ---------------- ---------------
  Item                            Description of Equipment                             Aggregate        Monthly
   No.           (Include make, kind of unit, year, model and serial number)            Rental           Rental
- ---------- ------------------------------------------------------------------------ ---------------- ---------------
           One (1) New 1997 Trumpf TC200                                            $566,871.60      $9,447.86
- ---------- ------------------------------------------------------------------------ ---------------- ---------------
           One (1) New 1997 Trumpf V130
- ---------- ------------------------------------------------------------------------ ---------------- ---------------
           Including all present and future attachments and accessories thereto, and replacements and proceeds thereof, including amounts payable under any insurance policy.
- ---------- ------------------------------------------------------------------------ ---------------- ---------------

- ---------- -------------------------- ------------------------- -------------------------- -------------------------
 Item No.  Date Lease Term Commences   Date of First Monthly     Renewals (No. of Years     Purchase Option Price
                                               Rental             and Amount Per Year)
- ---------- -------------------------- ------------------------- -------------------------- -------------------------
                                                                N/A                        $1.00
- ---------- -------------------------- ------------------------- -------------------------- -------------------------

- ---------- -------------------------- ------------------------- -------------------------- -------------------------

- ---------- -------------------------- ------------------------- -------------------------- -------------------------

- ---------- -------------------------- ------------------------- -------------------------- -------------------------

The Lease term commences on December 31, 1997.

The first Monthly Rental is due on December 31, 1997.

The Lease term may be renewed for -0- Months with the Monthly Rental for such renewal term of N/A .


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


The Lessee has the option to purchase the Equipment as of the last day of the initial Lease term for $1.00.

Special Provisions Instructions:







Accepted:

LESSEE:

Mansur Industries, Inc.



By: _______________________  Title:  Chief Financial Officer

LESSOR:

The CIT Group/Equipment Financing, Inc.

By: _______________________  Title:  Agent

Equipment Schedule No. 2, dated December 14, 1997, to Master Lease Agreement, dated December 14, 1997, between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lessor") and MANSUR INDUSTRIES INC. ("Lessee").

This Equipment Schedule incorporates the terms and conditions of the above-referenced Master Lease Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by Lessor of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The Equipment listed on this Schedule will be located at

      8305 NW 27th Street, Suite 107              Miami               Dade                FL                33122
- ------------------------------------------- ------------------- ------------------ ------------------ ------------------
                 Address                           City              County              State            Zip Code


LEASE TERM: The term of this Lease for the items described in this Schedule shall be 60 months.

RENTALS: For said term or any portion thereof, Lessee shall pay to Lessor the stated aggregate rentals, of which $1,170.13 is herewith paid in advance and the balance of the rentals is payable in 59 equal, successive, monthly payments as stated, of which the first is due on the first monthly rental date set forth below, and the others on a like date of each month thereafter, until fully paid.

- ---------- ------------------------------------------------------------------------ ---------------- ---------------
  Item                            Description of Equipment                             Aggregate        Monthly
   No.           (Include make, kind of unit, year, model and serial number)            Rental           Rental
- ---------- ------------------------------------------------------------------------ ---------------- ---------------
           One (1) Nordson Industrial Coating Equipment                             $70,270.80       $1,170.13
- ---------- ------------------------------------------------------------------------ ---------------- ---------------

- ---------- ------------------------------------------------------------------------ ---------------- ---------------
           Including all present and future attachments and accessories thereto, and replacements and proceeds thereof, including amounts payable under any insurance policy.
- ---------- ------------------------------------------------------------------------ ---------------- ---------------

- ---------- -------------------------- ------------------------- -------------------------- -------------------------
 Item No.  Date Lease Term Commences   Date of First Monthly     Renewals (No. of Years     Purchase Option Price
                                               Rental             and Amount Per Year)
- ---------- -------------------------- ------------------------- -------------------------- -------------------------
                                                                N/A                        $1.00
- ---------- -------------------------- ------------------------- -------------------------- -------------------------

- ---------- -------------------------- ------------------------- -------------------------- -------------------------

- ---------- -------------------------- ------------------------- -------------------------- -------------------------

- ---------- -------------------------- ------------------------- -------------------------- -------------------------

The Lease term commences on December 31, 1997.

The first Monthly Rental is due on December 31, 1997.

The Lease term may be renewed for -0- Months with the Monthly Rental for such renewal term of N/A .

The Lessee has the option to purchase the Equipment as of the last day of the initial Lease term for $1.00.

Special Provisions Instructions:







Accepted:

LESSEE:

Mansur Industries, Inc.



By: _______________________  Title:  Chief Financial Officer

LESSOR:

The CIT Group/Equipment Financing, Inc.

By: _______________________  Title:  Agent

Equipment Schedule No. 3, dated November 17, 1998, to Master Lease Agreement, dated December 14, 1997, between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lessor") and MANSUR INDUSTRIES INC. ("Lessee").

This Equipment Schedule incorporates the terms and conditions of the above-referenced Master Lease Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by Lessor of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The Equipment listed on this Schedule will be located at

      8305 NW 27th Street, Suite 107              Miami               Dade                FL                33122
- ------------------------------------------- ------------------- ------------------ ------------------ ------------------
                 Address                           City              County              State            Zip Code


LEASE TERM: The term of this Lease for the items described in this Schedule shall be 60 months.

RENTALS: For said term or any portion thereof, Lessee shall pay to Lessor the stated aggregate rentals, of which $0.00 is herewith paid in advance and the balance of the rentals is payable in 60 equal, successive, monthly payments as stated, of which the first is due on the first monthly rental date set forth below, and the others on a like date of each month thereafter, until fully paid.

- ---------- ------------------------------------------------------------------------ ---------------- ---------------
  Item                            Description of Equipment                             Aggregate        Monthly
   No.           (Include make, kind of unit, year, model and serial number)            Rental           Rental
- ---------- ------------------------------------------------------------------------ ---------------- ---------------
           (1) New 1998  Trumpf  TC 200  Punch  Press  S/N 97  0721,  (2) New 1998  $635,760.00      $10,596.00
           Trumpf V85 Press Brake
- ---------- ------------------------------------------------------------------------ ---------------- ---------------
           S/N 88 3274 and S/N 88 3232 including all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy.
- ---------- ------------------------------------------------------------------------ ---------------- ---------------

- ---------- -------------------------- ------------------------- -------------------------- -------------------------
 Item No.  Date Lease Term Commences   Date of First Monthly     Renewals (No. of Years     Purchase Option Price
                                               Rental             and Amount Per Year)
- ---------- -------------------------- ------------------------- -------------------------- -------------------------
                                                                N/A                        $1.00
- ---------- -------------------------- ------------------------- -------------------------- -------------------------

- ---------- -------------------------- ------------------------- -------------------------- -------------------------

- ---------- -------------------------- ------------------------- -------------------------- -------------------------

- ---------- -------------------------- ------------------------- -------------------------- -------------------------

The Lease term commences on _______________.

The first Monthly Rental is due on ___________________.

The Lease term may be renewed for N/A Months with the Monthly Rental for such renewal term of N/A .

The Lessee has the option to purchase the Equipment as of the last day of the initial Lease term for $1.00.

Special Provisions Instructions:







Accepted:

LESSEE:

Mansur Industries, Inc.



By: _______________________  Title:  Chief Financial Officer

LESSOR:

The CIT Group/Equipment Financing, Inc.

By: _______________________  Title:  Agent

Equipment Schedule No. 4, dated September 1, 1998, to Master Lease Agreement, dated December 14, 1997, between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lessor") and MANSUR INDUSTRIES INC. ("Lessee").

This Equipment Schedule incorporates the terms and conditions of the above-referenced Master Lease Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by Lessor of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The Equipment listed on this Schedule will be located at

      8305 NW 27th Street, Suite 107              Miami               Dade                FL                33122
- ------------------------------------------- ------------------- ------------------ ------------------ ------------------
                 Address                           City              County              State            Zip Code


LEASE TERM: The term of this Lease for the items described in this Schedule shall be 60 months.

RENTALS: For said term or any portion thereof, Lessee shall pay to Lessor the stated aggregate rentals, of which $0.00 is herewith paid in advance and the balance of the rentals is payable in 60 equal, successive, monthly payments as stated, of which the first is due on the first monthly rental date set forth below, and the others on a like date of each month thereafter, until fully paid.

- ---------- ------------------------------------------------------------------------ ---------------- ---------------
  Item                            Description of Equipment                             Aggregate        Monthly
   No.           (Include make, kind of unit, year, model and serial number)            Rental           Rental
- ---------- ------------------------------------------------------------------------ ---------------- ---------------
           Lincoln  Electric  Robotic GMAW STT - II Welding  System - See Schedule  $287,700.00      $4,795.00
           Attached hereto and incorporated herein by reference.
- ---------- ------------------------------------------------------------------------ ---------------- ---------------
           Including all present and future attachments and accessories thereto, and replacements and proceeds thereof, including amounts payable under any insurance policy.
- ---------- ------------------------------------------------------------------------ ---------------- ---------------

- ---------- ------------------------------------------------------------------------ ---------------- ---------------

- ---------- -------------------------- ------------------------- -------------------------- -------------------------
 Item No.  Date Lease Term Commences   Date of First Monthly     Renewals (No. of Years     Purchase Option Price
                                               Rental             and Amount Per Year)
- ---------- -------------------------- ------------------------- -------------------------- -------------------------
                    9-9-98                    10-9-98           N/A                        $1.00
- ---------- -------------------------- ------------------------- -------------------------- -------------------------

- ---------- -------------------------- ------------------------- -------------------------- -------------------------

- ---------- -------------------------- ------------------------- -------------------------- -------------------------

- ---------- -------------------------- ------------------------- -------------------------- -------------------------

The Lease term commences on 9-9-98.

The first Monthly Rental is due on 10-9-98.

The Lease term may be renewed for N/A Months with the Monthly Rental for such renewal term of N/A .

The Lessee has the option to purchase the Equipment as of the last day of the initial Lease term for $1.00.

Special Provisions Instructions:







Accepted:

LESSEE:

Mansur Industries, Inc.



By: _______________________  Title:  Chief Financial Officer

LESSOR:

The CIT Group/Equipment Financing, Inc.

By: _______________________  Title:  Agent